June 26, 2015

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-7561

Dear Sirs/Madams:

We have read Item 4.01 of Alpine Global Premier Properties Fund’s Form 8-K (Commission File No. 811-22016) dated June 26, 2015, and have the following comments:

1.	We agree with the statements made in the first four paragraphs.

2.	We have no basis on which to agree or disagree with the statements made in the last two paragraphs.

Yours truly,